Exhibit 99.2

NORWOOD FINANCIAL CORP ANNOUNCES PRICING OF

COMMON STOCK OFFERING

HONESDALE, PENNSYLVANIA (December 17, 2024) – Norwood Financial Corp (NASDAQ: NWFL) (“Norwood” or the “Company”) today announced the pricing of a public offering of 1,000,000 shares of its common stock, $0.10 par value (the “Common Stock”), at a public offering price of $26.00 per share, for aggregate gross proceeds of approximately $26 million.

In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 150,000 shares of common stock (the “over-allotment option”) at the public offering price, less underwriting discounts. If the over-allotment option is exercised in full by the underwriters, the aggregate gross proceeds to the Company would be approximately $30 million. The Company expects to close the offering, subject to customary conditions, on or about December 19, 2024.

Norwood expects to use the net proceeds from this offering for investment into its bank subsidiary to support its capital ratios in connection with the repositioning of a substantial portion of the Company’s available-for-sale debt securities portfolio, and for general corporate purposes, repurchase of our common stock and support acquisitions of other institutions or branches if opportunities for such transactions become available.

Piper Sandler & Co. acted as lead book-running manager for the offering, and Janney Montgomery Scott LLC acted as joint book-running manager for the offering.

The Common Stock will be issued pursuant to an effective shelf registration statement (File No. 333-279619) (including base prospectus) and a preliminary prospectus supplement filed with the Securities and Exchange Commission (the “SEC”), and a final prospectus supplement to be filed with the SEC. Prospective investors should read the preliminary prospectus supplement and accompanying base prospectus in the registration statement and other documents the Company has filed or will file with the SEC for more complete information about the Company and the offering.

Copies of the preliminary prospectus supplement and the accompanying base prospectus relating to the Common Stock offering can be obtained without charge by visiting the SEC’s website at www.sec.gov, or by emailing Piper Sandler & Co. at prospectus@psc.com or by emailing Janney Montgomery Scott LLC, at prospectus@janney.com.

This press release is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of the Common Stock is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement or the shelf registration statement or prospectus relating thereto.

The securities being offered are not savings accounts, deposits or other obligations of any bank or non-bank subsidiary of Norwood and are not insured or guaranteed by the FDIC or any other governmental agency.

ABOUT NORWOOD FINANCIAL CORP

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fourteen offices throughout Northeastern Pennsylvania and fifteen offices in Delaware, Sullivan, Ontario, Otsego and Yates Counties, New York. The Company’s stock trades on the Nasdaq Global Market under the symbol “NWFL”.

FORWARD-LOOKING STATEMENTS

This press release contains a number of forward-looking statements within the meaning and protections of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. These statements may be identified by the use of words such as “may”, “will”, “anticipate”, “assume”, “should”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, “continue”, “plan”, “point to”, “project”, “could”, “intend”, “target”, and other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, general economic conditions, either nationally or in our market areas, that are worse than expected; business or economic disruption from a national or global epidemic or pandemic events; changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; our ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in our market area; our ability to implement changes in our business strategies; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet; inflation and changes in the interest rate environment that reduce our margins and yields, or reduce the fair value of financial instruments or reduce the origination levels in our lending business, or increase the level of defaults, losses and prepayments on loans we have made and make whether held in portfolio or sold in the secondary markets; adverse changes in the securities markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; changes in monetary or fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, Financial Accounting Standards Board, the SEC, and other accounting and reporting standard setters; our ability to manage market risk, credit risk and operational risk in the current economic conditions; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to successfully expand our franchise, including acquisitions or establishing new offices at favorable prices; our ability to successfully integrate any assets, liabilities, customers, systems and management personnel we have acquired or may acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; an increase in the Pennsylvania Bank Shares Tax to which our bank subsidiary’s capital stock is currently subject, or imposition of any additional taxes on the capital stock of us or our bank subsidiary; changes in consumer demand, borrowing and savings habits; the ability of third-party providers to perform their obligations to us; the ability of the U.S. Government to manage federal debt limits; cyber-attacks, computer viruses and other technological risks that may breach the security of our websites or other systems to obtain unauthorized access to confidential information and destroy data or disable our systems; technological changes that may be more difficult or expensive than expected; changes in the financial condition, results of operations or future prospects of issuers of securities that we own; other economic, competitive, governmental, regulatory and operational factors affecting our operations, pricing products and services; volatility in the securities markets; disruptions due to flooding, severe weather, or other natural disasters or Acts of God; and acts of war, terrorism, or global military conflict.

If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this press release. Therefore, we caution you not to place undue reliance on our forward-looking information and statements. Any forward-looking statements are based upon management’s beliefs and assumptions at the time they are made. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our periodic and current reports that we file with the SEC. Also note that we provide a cautionary discussion of risks, uncertainties and possibly inaccurate assumptions relevant to our businesses in our periodic and current reports to the SEC. These are factors that, individually or in the aggregate, management believes could cause our actual results to differ materially from expected and historical results.

Norwood Financial Corp

Contact: John M. McCaffery

Executive Vice President &

Chief Financial Officer

272-304-3003

www.waynebank.com